UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2007

Edgen Murray Corporation

(Exact name of Registrant as specified in its charter)

Nevada	333-124543	13-3908690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18444 Highland Road, Baton Rouge, LA	70809
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 756-9868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 18, 2007, the Company’s parent, Edgen Murray, L.P., issued a press release announcing that the initial public offering of the equity securities of its proposed successor corporation, Edgen Murray Plc, has been delayed indefinitely. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Exhibit
99.1	Press release, dated April 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN CORPORATION

Dated: April 18, 2007	By:	/s/ David L. Laxton
David L. Laxton, III
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Press release, dated April 18, 2007.